SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     ---------------------------------------


                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 7, 1999


                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File Number 0-9439


          TEXAS                                          74-2157138
(State or other Jurisdiction                          (I.R.S. Employer
of incorporation or organization)                     Identification No.)


1200 SAN BERNARDO, LAREDO, TEXAS                         78040-1359
(Address of principal executive offices)                 (ZIP Code)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611


                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

      On April 7, 1999, International Bancshares Corporation issued a news release announcing the declaration of a 25 percent stock split-up effected through a stock dividend to all holders of record of common stock, $1.00 par value, on May 20, 1999, to be issued on June 11, 1999. The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibit is filed as part of this report:

            (99) News release of International Bancshares Corporation dated April 7, 1999.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERNATIONAL BANCSHARES CORPORATION
                                        (Registrant)


                                        By:/s/ DENNIS E. NIXON
                                               DENNIS E. NIXON, President,
                                               and Chief Executive Officer

Date: April 7, 1999


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
                             EXHIBIT INDEX




EXHIBIT                                            PAGE
NUMBER                    DESCRIPTION             NUMBER
-------         --------------------------------- ------
99              News Release of International        5
                Bancshares Corporation dated April
                7, 1999.

                                   4